EXHIBIT 24.1


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We consent to the use in this registration statement on Form S-8 of our report dated September 13, 2003, relating to the financial statements of JANE BUTEL CORPORATION.




                                                /s/ CLYDE BAILEY P.C.
                                                _____________________
                                                    Clyde Bailey P.C.


San Antonio, Texas
February 20, 2004